Exhibit 99.1

SPAR Group, Inc. Reports Second Quarter 2024 Results

August 14, 2024

Strategic Transformation to Simplify Business Delivering Strong Results

AUBURN HILLS, Mich., Aug. 14, 2024 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (NASDAQ: SGRP) (“SPAR,” “SPAR Group” or the “Company”), a leading provider of merchandising, marketing, and distribution services today reported financial and operating results for the three and six months ended June 30, 2024.

Mike Matacunas, the Company’s President and Chief Executive Officer, commented , “Our second quarter results reflect a focus on simplification and driving growth in the Americas, specifically the U.S. and Canada. Our revenues in the second quarter were up 37% in the ongoing U.S. business and 14% in Canada. In addition, we continued to divest in underperforming assets in the second quarter resulting in a one-time $4.9 million capital gain and increasing our cash to $22 million. Our financials are stronger than they have ever been in the history of the company and demand for our services is growing.

“The last three years have seen a transformation of this business from a complex, joint-venture based, legally mired, trapped cash, hard to understand company to a focused, simplified, financially solid, cash-rich, growing enterprise. At the same time, we have delivered value to our shareholders, expanded our client base and energized the organization. In effect, we changed two wheels of the car at the same time and I couldn’t be prouder of this team,” said Mike Matacunas, Chief Executive Officer.

“Lastly, we do not have an update on our ‘go private’ announcement from June 5th other than to confirm this process remains underway and we will communicate when appropriate,” concluded Matacunas.

Second Quarter 2024 Highlights

●	Net revenues of $57.3 million, primarily comprised of $54.0 million from the Americas segment
●	Closed divestitures of China and Brazil
●	Gross profit was $11.0 million, or 19.2% of revenues.
●	Gain on selling businesses of $4.9 million
●	Net income attributable to SPAR Group, Inc. of $3.6 million, or $0.15 per diluted share, up 467%.
●	Repurchased 1 million shares under our Board-approved share buyback program.

Six Months 2024 Highlights

●	Net revenues of $126.0 million, primarily comprised of $108.7 million from the Americas segment (86%).
●	Gross profit was $23.5 million, or 18.7% of revenues.
●	Net gains on selling businesses of $12.1 million.
●	$11 million increase in cash since year-end 2023
●	Net income attributable to SPAR Group, Inc. of $10.3 million, or $0.43 per diluted share.

Financial Position as of June 30, 2024

The Company’s total worldwide liquidity at the end of the quarter was $33.4 million, with $21.7 million in cash and cash equivalents and $11.8 million of unused availability as of June 30, 2024. For the six months ended June 30, 2024, net cash provided by operating activities was $170 thousand. The Company ended the quarter with net working capital of $24.8 million on June 30, 2024.

Conference Call

The Company will conduct a conference call today at 10:00 a.m. Eastern Time to discuss financial and operating results for the period ended June 30, 2024. To access the call live by phone, dial 1-833-630-1542 (Domestic) and 1-412-317-1821 (International) and ask for the SPAR Group call at least 10 minutes prior to the start time. A telephonic replay will be available through August 21, 2024, by calling 1-877-344-7529 using passcode ID 3263044# A webcast of the call will also be available live and for later replay on the Company’s Investor Relations website at https://investors.sparinc.com/events-and-presentations.

About SPAR Group, Inc.

SPAR Group is a leading merchandising and marketing services company, providing a broad range of services to retailers, manufacturers, and distributors. With more than 50 years of experience, the company distinguishes itself from the competition by offering flexible, scalable and innovative solutions to some of the world’s leading brands and retailers. For more information, please visit the SPAR Group’s website at http://www.sparinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Press Release contains, and the above referenced recorded comments, will contain “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (“SGRP”) and its subsidiaries (together with SGRP, “SPAR”, “SPAR Group” or the “Company”), filed in an Annual Report on Form 10-K by SGRP with the Securities and Exchange Commission (the “SEC”) for its fiscal year ended December 31, 2023, and SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including the Quarterly Report, the Annual Report and the Proxy Statement, the Information Statement, the Second Special Meeting Proxy/Information Statement, each a “SEC Report”). “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the “Securities Laws”).

The forward-looking statements made by the Company in this Press Release may include (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company’s corporate strategic objectives. The Company’s forward-looking statements also include, in particular and without limitation, those made in “Business”, “Risk Factors”, “Legal Proceedings”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report. You can identify forward-looking statements in such information by the Company’s use of terms such as “may”, “will”, “expect”, “intend”, “believe”, “estimate”, “anticipate”, “continue”, “plan”, “project” or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company’s forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Press Release, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company’s actual performance or condition (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) to differ materially from the performance or condition planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “expectations”) and described in the information in the Company’s forward-looking and other statements, whether expressed or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties, and other unpredictable factors (many of which are beyond the Company’s control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company’s expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP’s Common Stock.

You should also carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Media Contact: Ronald Margulis RAM Communications 908-272-3930 ron@rampr.com	Investor Relations Contact: Sandy Martin Three Part Advisors 214-616-2207 smartin@threepa.com

- Financial Statements Follow –

SPAR Group, Inc. and Subsidiaries

Condensed Consolidated Statements of Income

(unaudited)

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2024	2023	2024	2023

Net revenues	$57,290	$65,936	$125,984	$130,316
Related party - cost of revenues	-	1,682	-	3,179
Cost of revenues	46,297	51,158	102,448	99,903
Gross profit	10,993	13,096	23,536	27,234
Selling, general and administrative expense	9,541	10,605	19,158	21,061
Gain on sale of business	(4,919)	-	(12,076)	-
Depreciation and amortization	478	494	989	1,026
Operating income	5,893	1,997	15,465	5,147
Interest expense	567	478	1,097	868
Other expense (income), net	(296)	(125)	(288)	(183)
Income before income tax expense	5,622	1,644	14,656	4,462

Income tax expense	1,547	538	3,401	1,579
Net income	4,075	1,106	11,255	2,883
Net (income) loss attributable to non-controlling interest	(448)	(467)	(1,002)	(1,378)
Net income (loss) attributable to SPAR Group, Inc.	$3,627	$639	$10,253	$1,505
Basic income per common share attributable to SPAR Group, Inc.	0.15	0.03	0.43	0.06
Diluted income per common share attributable to SPAR Group, Inc.	$0.15	$0.03	$0.43	$0.06
Weighted-average common shares outstanding– basic	23,786	23,250	23,670	23,182
Weighted-average common shares outstanding – diluted	24,010	23,392	23,873	23,337

SPAR Group, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (unaudited)
(In thousands, except share and per share data)

	June 30	December 31,
	2024	2023

Assets:
Current assets:
Cash and cash equivalents	$21,695	$10,719
Accounts receivable, net	37,963	59,776
Prepaid expenses and other current assets	2,117	5,614
Total current assets	61,775	76,109
Property and equipment, net	2,467	2,871
Operating lease right-of-use assets	1,154	2,323
Goodwill	1,238	1,382
Intangible assets, net	718	1,180
Deferred income taxes	1,029	4,687
Other assets	1,644	1,729
Total assets	$70,025	$90,281
Liabilities and equity
Current liabilities:
Accounts payable	$7,211	$9,488
Accrued expenses and other current liabilities	5,643	15,274
Due to affiliates	623	3,205
Customer incentives and deposits	4,541	1,905
Lines of credit and short-term loans	18,442	17,530
Current portion of operating lease liabilities	482	1,163
Total current liabilities	36,942	48,565
Operating lease liabilities, net of current portion	672	1,160
Long-term debt	1,711	310
Total liabilities	39,325	50,035
Commitments and contingencies
Stockholders' equity:
Total stockholders' equity attributable to SPAR Group, Inc.	29,380	28,226
Non-controlling interest	1,320	12,020
Total stockholders’ equity	30,700	40,246
Total liabilities and stockholders’ equity	$70,025	$90,281

SPAR Group, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(unaudited)
(In thousands)

	Six Months Ended
	June 30
	2024	2023
Cash flows from operating activities:
Net income	$11,255	$2,883
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	989	1,026
Amortization of operating lease right-of-use assets	310	256
Provision for expected credit losses	89	38
Deferred income tax expense	3,656	111
Gain on sale of business	(12,076)	-
Share-based compensation expense	256	134
Changes in operating assets and liabilities:
Accounts receivable, net	(9,766)	1,205
Prepaid expenses and other current assets	(2,620)	3,118
Accounts payable	1,992	(803)
Operating lease liabilities	(310)	(256)
Accrued expenses, other current liabilities, due to affiliates and customer incentives and deposits	6,395	(968)
Net cash provided by operating activities	170	6,744

Cash flows from investing activities
Purchases of property and equipment	(781)	(717)
Cash transferred in the sale of a business	(5,637)	-
Proceeds from the sale of joint ventures	17,380	-
	10,962	(717)
Net cash provided by (used in) investing activities

Cash flows from financing activities
Borrowings under line of credit	69,117	47,340
Repayments under line of credit	(64,044)	(50,003)
Proceeds from term debt	26	-
Repurchases of common stock	(1,800)	-
Payments of notes to seller	(1,843)	-
Payments to acquire noncontrolling interests	(250)	(473)
Dividend on noncontrolling interest	(1,315)	(1,196)
Net cash used in financing activities	(109)	(4,332)

Effect of foreign exchange rate changes on cash	(48)	(124)
Net change in cash, cash equivalents and restricted cash	10,976	1,571
Cash, cash equivalents at beginning of period	10,719	9,345
Cash, cash equivalents at end of period	$21,695	$10,916

SPAR Group, Inc. and Subsidiaries
Segment Information
(unaudited)
(In thousands)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2024	2023	2024	2023
Net Revenues:
Americas	$54,041	$52,083	$108,696	$100,661
APAC	3,249	5,658	9,011	11,758
EMEA	0	8,195	8,277	17,897
Total net revenues	$57,290	$65,936	$125,984	$130,316

Operating income:
Americas	$6,071	$2,038	$15,573	$4,553
APAC	(178)	(97)	(407)	(289)
EMEA	-	56	299	883
Total operating income	$5,893	$1,997	$15,465	$5,147

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP net income attributable to SPAR Group and related per share amounts represents net income attributable to SPAR Group adjusted for the removal of a one-time positive adjustment. Adjusted EBITDA represents net income before, as applicable from time to time, (i) depreciation and amortization of long-lived assets, (ii) interest expense (iii) income tax expense, (iv) Board of Directors incremental compensation expense, (v) restructuring, (vi) impairment, (vii) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations, (viii) and special items as determined by management. These metrics are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. These measures have limitations as analytical tools and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted net income attributable to SPAR Group and per share amounts, and Adjusted EBITDA because management uses these measures as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of these measures may not be comparable to similarly named measures reported by other companies. The following tables present a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to these measures for the periods presented:

SPAR Group, Inc.

Net Income (Loss) attributable to SPAR Group, Inc. to

non-GAAP Net Income (Loss) attributable to SPAR Group, Inc. Reconciliation

Diluted earnings per share attributable to SPAR Group, Inc. to non-GAAP Diluted earnings per share attributable to SPAR Group, Inc. Reconciliation

(In thousands)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2024	2023	2024	2023
Net Income attributable to SPAR Group Inc.	$3,627	$639	$10,253	$1,505
Adjustments to Consolidated EBITDA (net of taxes)*	(3,528)	57	(8,820)	444
Adjusted Net income attributable to SPAR Group, Inc.	$99	$696	$1,433	$1,949

Diluted income per common share attributable to SPAR Group, Inc.	$0.15	$0.03	$0.43	$0.06
Adjustments to Consolidated EBITDA per share (net of taxes)	(0.15)	-	(0.37)	0.02
Adjusted Diluted income per common share attributable to SPAR Group, Inc.	$0.00	$0.03	$0.06	$0.08

* 2024 Q2 Adjustments to Consolidated EBITDA include $325K for review of strategic initiatives, $(4,919)K gain on sale, and $128K of stock based compensation. 2023 Q2 Adjustments to Consolidated EBITDA include $111K for review of strategic alternatives and $(39)K for stock based compensation. All of these are tax effected at 21% to compute the after tax value presented here.

SPAR Group, Inc.

Net Income (Loss) to Consolidated Adjusted EBITDA to

Adjusted EBITDA attributable to SPAR Group, Inc. Reconciliation

(In thousands)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2024	2023	2024	2023
Consolidated Net Income	$4,075	$1,106	$11,255	$2,883
Depreciation and amortization	478	494	989	1,026
Interest expense	567	478	1,097	868
Income Tax expense	1,547	538	3,401	1,579
Other expense (income), net	(296)	(125)	(288)	(183)
Consolidated EBITDA	6,371	2,491	16,454	6,173
Review of Strategic Alternatives	325	111	655	428
Gain on Sale of Business	(4,919)	-	(12,076)	-
Share Based Compensation	128	(39)	256	134
Consolidated Adjusted EBITDA	1,905	2,563	5,289	6,735
Adjusted EBITDA attributable to non controlling interest	(525)	(959)	(1,443)	(2,234)
Adjusted EBITDA attributable to SPAR Group, Inc.	$1,380	$1,604	$3,846	$4,501

Note: We report non GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled "Statement Regarding Use of Non GAAP Financial Measures" for an explanation of non GAAP measures, and the table entitled "GAAP to Non GAAP Reconciliation" for a reconciliation of GAAP to non GAAP measures.

Source: SPAR Group, Inc.